Exhibit 10.6


                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT


         This Third Amendment to Employment Agreement ("Amendment") is made and entered into as of the 7th day of May, 1999, by and between INTERFACE, INC. (the "Company") and RAY C. ANDERSON ("Executive").

                              W I T N E S S E T H :
                               -------------------

         WHEREAS, the Company and Executive did enter into that certain Employment Agreement dated as of April 1, 1997, as previously amended (the "Agreement"); and

         WHEREAS, the parties hereto desire to modify the Agreement in certain respects, as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The reference in Section 4 of the Agreement to "Executive's 63rd birthday" is hereby changed to "Executive's 65th birthday."

         2. The Agreement, as expressly modified by this Amendment, shall remain in full force and effect in accordance with its terms and continue to bind the parties.

         IN WITNESS WHEREOF, Executive has executed this Amendment, and the Company has caused this Amendment to be executed by a duly authorized representative, as of the date first set forth above.

                                        INTERFACE, INC.


                                        By:  /s/ Charles Eitel
                                            Charles R. Eitel
                                            President

                                        EXECUTIVE:


                                         /s/ Ray C. Anderson
                                        Ray C. Anderson